ANNUAL REPORT
FPA CRESCENT FUND

FPA FUNDS TRUST
[GRAPHIC]
DISTRIBUTOR

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

MARCH 31, 2003
37660

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     It proved difficult to make money during the first quarter of 2003. Other than high-yield, most sectors of the public securities market declined in value. Crescent declined 2.2% in value in the first quarter, although we did manage to outperform the broad market averages. Nevertheless, our focus continues to be on ABSOLUTE returns OVER time. Our goal is to make money and beat the stock market indexes' absolute, rather than relative performance. We also expect our winning returns to continue to manifest themselves over an extended period, which will include, at times, certain moments when the stock market is the short-term winner.

     We do not expect to outperform the market at every juncture, although that does not stop us from trying. Every great investor about whom I have ever read had some period when they were out of vogue. BARRON'S published a cover article on Warren Buffett in late 1999 expressing the frequently voiced concern that Midas had lost his touch. Of course, that piece preceded the stock market top by just a few short months. We do not write this believing that we are out of touch today. Our discipline will prevent us from fully participating in what might be violent bear-market rallies. We desire to protect our downside in what we continue to view as a single-digit-return kind of market.

     The economy continues to muddle along. Given that the war in Iraq seems to be one of blessedly short duration, the economy should not have the cost of waging battle to hold it back. We hope for an economic recovery but temper that with a cautionary investment strategy. Much of what the economy will do hinges on the ability of the consumer to continue to hang in there as well as he has. Consumer resilience has had a huge lift from the large drop in mortgage rates that put, by some estimates, as much as $130 billion of buying power in the consumer's pocketbook last year. We are unlikely to receive such largess in 2003 so we look to corporations to begin to increase their capital spending plans. To date, we have only anecdotal evidence that this is occurring.

     We have watched the spectacular decline in the stock market from the March 2000 peak with morbid curiosity. The S&P 500 has declined 44.5% from its peak, far outperforming the Nasdaq's own 73.4% decline. However, such steep declines do not necessarily mean that the stock market is inexpensive. The stock market appears fairly valued to us from our vantage point as we observe the stock market's Price/Earnings ratio in the mid-teens, in line with the historic median. Stock prices generally overcorrect after a speculative bubble, like that which ballooned in the 1990s. However, we do not predict that the market will see such further correction, merely opine (or whine) that things are not quite as cheap as we would like in order to put a larger amount of capital to work.

     Crescent's Price/Earnings and Price/Book ratios declined sequentially both on a trailing twelve-month and year-to-date basis and are now at their lowest levels since March 2001. This largely resulted from repositioning the portfolio in the normal course of business, e.g., taking some gains from the winners and selling some of the losers. The secondary reason is that, all things being equal, a declining stock price means a declining P/E, and stocks held by Crescent did decline in the first quarter. We are pleased to note that our portfolio continues to exhibit lower valuations than those of the stock indexes.

                                   Russell    S&P      Lehman Bros.
RATIOS                   CRESCENT   2500      500     GOV'T/CREDIT
------                   --------   ----      ---     -------------
(WEIGHTED AVERAGE)
STOCKS
Price/Earnings TTM        15.0x   21.5x    19.9x
Price/Earnings 2002 est.  12.2x   15.6x    16.5x
Price/Book                 1.2x    1.7x     2.6x
Dividend Yield             0.8%    1.7%     1.9%

BONDS

Duration                   2.8 years                   5.4 years
Maturity                   5.8 years                   8.5 years
Yield                      8.9%                        3.6%


        We did invest a portion of our cash in the quarter in what we believe to be very attractive situations. Michaels Stores is the largest (by far) arts and crafts retailer in the country. Michaels reached an all-time high of $48.65 last September. Last month the stock declined to $20.29. Other than comparable-store sales coming out somewhat softer than expected, there was no real news to explain an almost 60% decline in the stock price. We made a significant investment in the low $20s and Michaels now represents 4.3% of the portfolio, our largest equity position.

     Michaels sales should grow at a low-teens rate as they are growing their store base from the current 750 and achieve mid-single-digit comparable store sales. Meanwhile, their costs should decline as they roll out a new automatic inventory replenishment system, which should lower costs and help drive sales with better in-stock positions.

     We believe that Michaels has the potential to earn $3.25-$3.50 three years from now, 15-18% growth in earnings per share. If this potential is realized and the market assigns a P/E of 15-18x that could equate to a $40 to $60 price at that time. However, future results are likely to differ materially from these assumptions. In any event, we felt the downside risk was limited. This attractive risk/reward explains why Michaels is such a large position.

     Our ten largest equity positions represented 28.6% of the Fund as of March 31, 2003. Listed below are Crescent's ten largest holdings, excluding short-term investments, as of that date.

COMMON & PREFERRED STOCKS
Michaels Stores
Patterson-UTI Energy
Charming Shoppes
Celanese
Trinity Industries
National-Oilwell

BONDS & NOTES
U.S. Treasury Inflation-Indexed Notes 3.375%, due 1/15/07 PG&E 10%, due 11/1/05 U.S. Treasury Inflation-Indexed Notes 3.375%, due 1/15/12
Qwest Capital Funding 5.875%, due 8/03/04

     Crescent had the following net asset composition at March 31, 2003. As you have read our cautionary statements above, you understand the rationale for the cash cushion that we presently maintain.

     Common Stocks, Long       51.78%
     Preferred Stocks           2.15%
     Bonds & Notes             31.04%
     Accrued Income             0.63%
     Common Stocks, short     (11.63)%
     Cash & Other              26.03%
                              -------
     Total                    100.00%

     In 2001 and 2002, many corporations found their cash flow depressed by the weakened economy. Those companies with more debt relative to their cash flow and equity saw the prices of their publicly traded debt generally decline. We took the opportunity in prior periods to increase our stake in high-yield, or "junk" bonds. Those efforts have largely met with success in 2002 and thus far in 2003. The CSFB High Yield Index increased 6.91% year-to-date. Crescent currently maintains a 19.8% stake in high-yield bonds. Yield spreads are still quite attractive despite having narrowed from their peak. High-yield corporate bonds can still be found with yields more than 7% higher than Treasuries. However, with Treasury yields having declined to less than 4% for the 10-year Treasury Note, the absolute yield is not as high as we would like. We continue to hold the majority of our positions but have been less aggressive about committing new capital to the sector.

     Two examples of positions that have increased since our initial purchase but are being maintained for their still attractive yield-to-maturity are the debts of Qwest Communications and Pacific Gas and Electric (PG&E). We purchased a range of issues of Qwest last summer when yields and high-yield spreads were at their highest and have seen some issues increase in price significantly from their lows. With yields in the low to mid-teens we continue to hold the position. We believe that PG&E's unsecured utility debt is different but no less attractive. We purchased that debt with an expected rate of return in the 10% to 12% range for an estimated two-year life. Accepting a lower yield reflects that we do not expect much downside from this utility investment. PG&E's stock, despite its bankruptcy, trades with a market value that exceeds $5 billion. For the bonds to be impaired, this $5-billion will have to largely disappear.

     We believe that buying government and high-grade corporate bonds with long maturities is a dangerous endeavor. Although stocks have done much better than bonds over the last 75 years, much of that outperformance came in the 1950s and '60s. At that time, stocks were coming from a much lower starting point, i.e., P/Es were much lower than today. Bond returns over the last decade have approximated equities with significantly less volatility. The religion of the 1990s was stocks but there appears to be a reformation afoot and the apostles seem to advocate bonds today as the new religion. We are not part of such a reformation. We believe that bond yields are more likely to rise than fall, thus driving bond prices lower. By comparison, we are more attracted to stocks. We continue to strive to maintain our independence, objectivity and flexibility as we seek investments across industries and various parts of the capital structure.

Respectfully submitted,

/s/ Steven Romick

Steven Romick
President
April 21, 2003

                             HISTORICAL PERFORMANCE

                                                                  BALANCED
                                                                  BENCHMARK            LEHMAN
                                                FPA              60% RUSSELL          BROTHERS
                                             CRESCENT            2500/40% LB           GOV'T/          RUSSELL
PERIODS ENDED MARCH 31, 2003                    FUND            GOV'T/CREDIT           CREDIT           2500
----------------------------                 ---------          ------------           ------           ----
Quarter                                        -2.24%               -1.81%               1.65%          -4.09%
One Year                                       -4.82               -10.24               13.40          -24.00
Three Years                                    13.96                -1.14               10.08           -8.91
Five Years                                      5.22                 2.90                7.65           -1.22
From Inception 6/2/93*                         11.72                 8.40                7.35            8.36

YEARS ENDED DECEMBER 31,
   2002                                         3.71                -6.63               11.04          -17.80
   2001                                        36.14                 4.83                8.50            1.22
   2000                                         3.59                 7.85               11.85            4.27
   1999                                        -6.28                13.28               -2.15           24.15
   1998                                         2.79                 4.92                9.47            0.38
   1997                                        21.95                18.53                9.76           24.36
   1996                                        22.88                12.59                2.90           19.03
   1995                                        26.04                26.72               19.24           31.70
   1994                                         4.25                -1.96               -3.51           -1.06



THE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE PERFORMANCE. AN INVESTMENT IN THE FUND MAY FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

DEFINITION OF THE COMPARATIVE INDICES

BALANCED BENCHMARK is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

RUSSELL 2500 INDEX is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

                             HISTORICAL PERFORMANCE

           CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CRESCENT FUND VS.
               RUSSELL 2500, LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND THE BALANCED BENCHMARK FROM APRIL 1, 1993 TO MARCH 31, 2003

                        3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01  3/31/02  3/31/03
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA Crescent Fund       10,000   11,127   12,167    15,174   18,304   23,052    21,971  20,097   23,317    31,247  29,738
Balanced Benchmark      10,000   10,543   11,292    13,785   14,781   19,155    18,201  22,875   22,082    24,623  22,102
Russell 2500            10,000   10,767   11,699    15,188   16,507   23,416    20,311  29,142   25,208    28,982  22,026
Lehman Brothers
Government/Credit       10,000   10,205   10,671    11,838   12,366   13,898    14,808  15,060   16,929    17,714  20,088


Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES

                         Six Months Ended March 31, 2003

                                                                                                  SHARES OR
                                                                                                  PRINCIPAL
                                                                                                    AMOUNT
                                                                                                  ---------
NET PURCHASES

COMMON STOCKS

Action Performance Companies, Inc. (1)                                                            101,600 shs.
Alfa Laval AB (1)                                                                                  69,200 shs.
Big Lots, Inc.                                                                                     73,000 shs.
Charming Shoppes, Inc.                                                                          1,046,000 shs.
Foot Locker, Inc. (1)                                                                             200,000 shs.
Michaels Stores, Inc.                                                                             207,700 shs.
PG&E Corporation (1)                                                                              130,000 shs.
Stage Stores, Inc.                                                                                 60,000 shs.
Zale Corporation                                                                                   20,000 shs.

NON-CONVERTIBLE BONDS AND DEBENTURES
California Statewide Communities Development Authority
  Special Facilities (UAL, Los Angeles) - 5.625% 2034 (1)                                   $   2,250,000
Dynegy-Roseton Danskamme - 7.27% 2010 (1)                                                   $   1,000,000
PG&E Corporation -10% 2005                                                                  $   2,350,000
Qwest Communications International Inc. -7.625% 2021                                        $   1,000,000

NET SALES

COMMON STOCKS

Midas, Inc. (2)                                                                                    73,100 shs.
Patterson-UTI Energy, Inc                                                                          80,000 shs.
Qwest Communications International Inc. (2)                                                       750,000 shs.
Viad Corp. (2)                                                                                    115,000 shs.

NON-CONVERTIBLE BONDS AND DEBENTURES
Comdisco, Inc. -7.75% 2003 (2)                                                               $  1,000,000
Comdisco, Inc. -9.5% 2003 (2)                                                                $  3,688,000
France OATei -3% 2012                                                                        $  2,017,970
Sterling Chemicals -0% 2006 (2)                                                              $  4,300,000

CONVERTIBLE DEBENTURE
Hutchinson Technology Incorporated -6% 2005 (2)                                              $  4,500,000




(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 2003

COMMON STOCKS                                                          Shares          Value
----------------------------------------------------------------    ------------   ---------------
RETAILING - 16.6%

Big Lots, Inc.*                                                          325,000   $     3,656,250
Charming Shoppes, Inc.*                                                1,656,000         5,796,000
Foot Locker, Inc                                                         200,000         2,140,000
IHOP Corp.*                                                               53,000         1,194,620
Michaels Stores, Inc.*                                                   304,000         7,603,040
Ross Stores, Inc                                                          70,000         2,530,500
Stage Stores, Inc.*                                                      163,000         3,452,340
Zale Corporation*                                                        100,000         3,274,000
                                                                                   ---------------
                                                                                   $    29,646,750
                                                                                   ---------------
ENERGY - 11.0%

ENSCO International Incorporated                                         170,000   $     4,336,700
National-Oilwell, Inc.*                                                  220,000         4,925,800
Patterson-UTI Energy, Inc.* (1)                                          190,000         6,148,400
PG&E Corporation*                                                        130,000         1,748,500
Plains Exploration & Production Co.*                                     130,000         1,072,500
Plains Resources, Inc.*                                                  130,000         1,387,100
                                                                                   ---------------
                                                                                   $    19,619,000
                                                                                   ---------------
INDUSTRIAL PRODUCTS - 5.5%

Alfa Laval AB*                                                            69,200   $       565,530
Joy Global Inc.*                                                         382,236         4,139,616
Trinity Industries, Inc                                                  300,000         5,166,000
                                                                                   ---------------
                                                                                   $     9,871,146
                                                                                   ---------------
FINANCIAL SERVICES - 4.8%

Interactive Data Corporation*                                            175,000   $     2,451,750
New York Community Bancorp, Inc                                           75,000         2,235,000
WFS Financial Inc.*                                                      204,400         3,953,096
                                                                                   ---------------
                                                                                   $     8,639,846
                                                                                   ---------------
BASIC MATERIALS - 3.0%

Celanese AG*.                                                            305,000   $     5,291,750
                                                                                   ---------------

CONSUMER DURABLE GOODS - 2.3%

Coachmen Industries, Inc.                                                168,000   $     1,848,000
Hunter Douglas N.V.*                                                      49,600         1,369,952
National R.V. Holdings, Inc.*                                            109,200           515,424
Palm Harbor Homes, Inc.*                                                  23,000           324,760
                                                                                   ---------------
                                                                                   $     4,058,136
                                                                                   ---------------

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 2003

                                                                           SHARES OR
                                                                           PRINCIPAL
COMMON STOCKS-CONTINUED                                                      AMOUNT          VALUE
--------------------------------------------------------------------   --------------  --------------
COMMUNICATIONS - 2.3%

Dycom Industries, Inc.*                                                       209,600  $     2,165,168
Lightbridge, Inc.*                                                            200,000        1,276,000
Proxim Corporation*                                                         1,000,000          600,000
                                                                                       ---------------
                                                                                       $     4,041,168
                                                                                       ---------------
REAL ESTATE - 2.1%

Newhall Land and Farming Company, The                                        20,000    $       581,400
Ventas, Inc.                                                                280,000          3,248,000
                                                                                       ---------------
                                                                                       $     3,829,400
                                                                                       ---------------
TECHNOLOGY - 1.7%

Newport Corporation*                                                        110,000    $     1,299,100
Recoton Corporation*                                                         33,500              8,040
SanDisk Corporation*                                                         97,200          1,634,904
                                                                                       ---------------
                                                                                       $     2,942,044
                                                                                       ---------------
SERVICE - 1.3%

Pittston Company, The                                                       165,000    $     2,286,900
                                                                                       ---------------

CONSUMER NON-DURABLE GOODS - 1.2%

Action Performance Companies, Inc.                                          101,600    $     2,148,840
                                                                                       ---------------
TOTAL COMMON STOCKS - 51.8% (Cost $93,970,795)                                          $    92,374,980
                                                                                       ---------------

PREFERRED STOCKS - 2.2% (Cost $4,102,668)
Crown American Realty Trust 11%                                              45,000    $     2,560,500
Fleetwood Enterprises Capital Trust, Cv                                      39,700          1,270,400
                                                                                       ---------------
                                                                                       $     3,830,900
                                                                                       ---------------
CORPORATE BONDS & DEBENTURES - 17.8%

Advantica Restaurant Group, Inc. -11.25% 2008                          $    626,057    $       491,455
California Statewide Communities Development Authority Special
 Facilities (UAL, Los Angeles) -5.625% 2034                               2,250,000            478,125
Champion Home Builders Co. -11.25% 2007                                   1,000,000            840,000
CKE Restaurants, Inc. -9.125% 2009                                          175,000            156,625
Conseco, Inc.
 -6.4% 2003*                                                              1,330,000            212,800
 -8.5% 2002*                                                                800,000            128,000
 -8.75% 2004*                                                             3,000,000            480,000
Dynegy-Roseton Danskamme -7.27% 2010                                      1,000,000            790,000
Frontier Vision Partners, L.P. -11% 2006                                    980,000            813,400
Kmart Corporation -8.8% 2010                                              2,633,242          1,211,291
Northland Cable Television, Inc. -10.25% 2007                             5,575,000          4,683,000

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 2003

                                                                     PRINCIPAL
                                                                       AMOUNT           VALUE
                                                                  --------------  ---------------
CORPORATE BONDS & DEBENTURES - CONTINUED
PG&E Corporation -10% 2005+                                    $    6,250,000     $     6,289,062
Qwest Communications International Inc.
  -5.875% 2004                                                         5,280,000        4,778,400
  -6.25% 2005                                                          2,000,000        1,670,000
  -6.625% 2005                                                         2,285,000        2,239,300
  -7.625% 2021                                                         1,700,000        1,156,000
  -7.75% 2006                                                          1,000,000          812,500
Tyco International Ltd.
  -5.875% 2004                                                           820,000          807,700
  -6.375% 2006                                                           780,000          754,650
Western Financial Bank -9.625% 2012                                   2,950,000         2,950,000
                                                                                  ---------------
                                                                                  $    31,742,308
                                                                                  ---------------
U.S. GOVERNMENT & AGENCIES - 9.2%
Federal National Mortgage Association -7.5% 2028                $      588,310    $       629,859
U.S. Treasury Inflation-Indexed Notes
  -3.375% 2007                                                       9,746,780         10,716,887
  -3.375% 2012                                                       4,604,130          5,147,993
                                                                                  ---------------
                                                                                  $    16,494,739
                                                                                  ---------------
INTERNATIONAL - 2.0%

France OATei -3% 2012                                           $    3,070,080    $     3,607,298
                                                                                  ---------------

CONVERTIBLE BONDS & DEBENTURES - 2.0%

CKE Restaurants, Inc. -4.25% 2004                               $    3,250,000    $     3,103,750
Solectron Corporation -0% 2020                                         474,000            296,250
Standard Motor Products, Inc. -6.75% 2009                              150,000            126,000
                                                                                  ---------------
                                                                                  $     3,526,000
                                                                                  ---------------
TOTAL BONDS & DEBENTURES - 31.0% (Cost $53,832,844)                               $    55,370,345
                                                                                  ---------------

TOTAL INVESTMENT SECURITIES - 85.0% (Cost $151,906,307)                           $   151,576,225



SHORT-TERM INVESTMENT -3.3% (Cost $5,906,000)
American General Finance Corporation -1.28% 4/01/03             $    5,906,000    $     5,906,000
                                                                                  ---------------
TOTAL INVESTMENTS - 88.3% (Cost $157,812,307)                                     $   157,482,225
                                                                                  ---------------

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 2003

                                                                                      Shares             Value
                                                                                 --------------    ---------------
COMMON STOCKS SOLD SHORT -(11.6)% (Proceeds $22,056,809)
Amazon.com, Inc.*                                                                   (50,000)    $    (1,301,500)
Capital One Financial Corporation                                                   (32,500)           (975,325)
Cerner Corporation*                                                                 (17,000)           (550,460)
Computer Sciences Corporation*                                                      (12,000)           (390,600)
Cooper Companies, Inc., The                                                         (70,000)         (2,093,000)
Cost Plus, Inc.*                                                                    (15,000)           (394,800)
CVS Corporation                                                                     (15,000)           (357,750)
Danaher Corporation                                                                  (9,000)           (591,840)
Dow Chemical Company, The                                                           (20,000)           (552,200)
Friedman, Billings, Ramsey Group, Inc.*                                             (59,000)           (533,950)
Greater Bay Bancorp                                                                 (20,000)           (286,000)
Harley-Davidson, Inc                                                                (15,000)           (595,650)
Hollywood Entertainment Corporation*                                                (26,000)           (417,040)
IDEXX Laboratories, Inc.*                                                           (13,000)           (454,610)
International Business Machines Corporation                                         (10,500)           (823,515)
Iron Mountain Incorporated                                                          (20,000)           (765,000)
J.P. Morgan Chase & Co                                                              (16,000)           (379,360)
Kellwood Company                                                                    (30,000)           (868,200)
Linens 'n Things, Inc.*                                                             (57,000)         (1,158,240)
Manulife Financial Corporation                                                      (22,000)           (526,460)
MGIC Investment Corporation                                                          (9,500)           (373,065)
Movie Gallery, Inc.*                                                                (47,000)           (818,740)
Nabors Industries, Ltd.*                                                            (46,000)         (1,834,020)
NDCHealth Corporation                                                               (30,000)           (503,100)
Stanley Works, The                                                                  (27,000)           (647,730)
Total Systems Services, Inc                                                         (26,500)           (414,990)
UCBH Holdings, Inc                                                                  (16,000)           (703,680)
Whirlpool Corporation                                                               (17,000)           (833,510)
Winn-Dixie Stores, Inc                                                              (45,000)           (594,900)
                                                                                                 ---------------
                                                                                                   $(20,739,235)
                                                                                                 ---------------
WRITTEN CALL OPTIONS -(0.0)% (Premium Received $64,475)
 Patterson-UTI Energy, Inc. (271 Contracts Expiring 4/19/03;
  Strike Price $35)                                                                                $    (13,550)
                                                                                                 ---------------
Other assets and liabilities, net - 23.3%                                                          $ 41,666,893
                                                                                                 ---------------
TOTAL NET ASSETS - 100%                                                                            $178,396,333
                                                                                                 ===============

* Non-income producing security
+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. This restricted security constituted 3.5% of total net assets at March 31, 2003.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 2003


ASSETS
  Investments at value:
    Investment securities - at market value
      (identified cost $151,906,307)                                                $151,576,225
    Short-term investments - at cost plus interest earned
      (maturities of 60 days or less)                                                  5,906,000     $157,482,225
                                                                                    ------------
  Cash                                                                                                        461
  Deposits for securities sold short                                                                   40,346,903
  Receivable for:
    Dividends and accrued interest                                                  $  1,116,696
    Capital Stock sold                                                                   529,301        1,645,997
                                                                                    -------------    ------------
                                                                                                     $199,475,586

LIABILITIES
  Payable for:

    Common stocks sold short, at market value (proceeds $22,056,809)                $  20,739,235
    Advisory fees and financial services                                                  162,520
    Accrued expenses                                                                       78,890
    Capital Stock repurchased                                                              76,869
    Written call options, at value (premium received $64,475)                              13,550
    Dividends on common stocks sold short                                                   8,189      21,079,253
                                                                                    -------------    ------------

NET ASSETS                                                                                           $178,396,333
                                                                                                     ============

SUMMARY OF SHAREHOLDERS' EQUITY

  Capital Stock - no par value; unlimited authorized shares;
    10,489,402 outstanding shares                                                                    $178,617,692
  Accumulated net realized loss on investments                                                           (942,708)
  Distributions in excess of net investment income                                                       (317,068)
  Unrealized appreciation of investments                                                                1,038,417
                                                                                                     ------------
  Net assets at March 31, 2003                                                                       $178,396,333
                                                                                                     ============

NET ASSET VALUE

  Offering and redemption price per share                                                                  $17.01
                                                                                                           ======

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                        For the Year Ended March 31, 2003

INVESTMENT INCOME

    Interest                                                                             $    6,520,105
    Dividends                                                                                 1,265,628
                                                                                         --------------
                                                                                         $    7,785,733

EXPENSES

    Advisory fees                                                    $     2,156,564
    Transfer agent fees and expenses                                         662,183
    Short sale dividend expense                                              162,474
    Administrative services                                                  149,588
    Financial services                                                        86,224
    Reports to shareholders                                                   48,433
    Audit fees                                                                31,996
    Custodian fees and expenses                                               31,369
    Trustees' fees and expenses                                               28,295
    Registration fees                                                         27,313
    Legal fees                                                                15,735
    Other expenses                                                            20,295          3,420,469
                                                                     ---------------    ---------------
            Net investment income                                                       $     4,365,264
                                                                                        ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain on investments:

  Net realized gain on sale of investment securities               $       1,508,737
  Net realized gain on sale of investment securities sold short            5,214,152
                                                                   -----------------
        Net realized gain on investments                                                $     6,722,889

Change in unrealized appreciation of investments:

    Investment securities                                           $    (28,312,084)
    Investment securities sold short                                       2,674,135
    Written options                                                           50,925
                                                                    -----------------
        Change in unrealized appreciation of investments                                    (25,587,024)
                                                                                        ---------------

            Net realized and unrealized loss on investments                             $   (18,864,135)
                                                                                        ---------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                       $   (14,498,871)
                                                                                        ================


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                       FOR THE YEAR ENDED MARCH 31,
                                                    -------------------------------------------------------------------
                                                                 2003                               2002
                                                    --------------------------------    -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:

  Net investment income                             $   4,365,264                        $  2,564,861
  Net realized gain on investments                      6,722,889                           2,758,142
  Change in unrealized
   appreciation of investments                        (25,587,024)                         31,312,237
                                                    -------------                        ------------

Increase (decrease) in net assets
  resulting from operations                                           $  (14,498,871)                       $    36,635,240

Distributions to shareholders from
  net investment income                                                   (5,366,717)                            (2,029,559)

Capital Stock transactions:
  Proceeds from Capital Stock sold                  $ 156,296,488                        $433,407,625
  Proceeds from shares issued
    to shareholders upon reinvestment
    of dividends and distributions                      4,893,630                           1,933,923
  Cost of Capital Stock repurchased                  (238,273,556)       (77,083,438)    (239,652,046)          195,689,502
                                                    -------------     --------------     ------------        --------------
Total increase (decrease) in net assets                               $  (96,949,026)                        $  230,295,183

NET ASSETS
Beginning of year, including
undistributed net investment
income of $684,385 and $141,072                                          275,345,359                             45,050,176
                                                                      --------------                         --------------
End of year, including
undistributed net investmen
income of $684,385 at March 31, 2002                                  $  178,396,333                         $  275,345,359
                                                                      ==============                         ==============

CHANGE IN CAPITAL STOCK
  OUTSTANDING

Shares of Capital Stock sold                                               8,870,372                             26,477,063
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                          277,313                                117,192
Shares of Capital Stock repurchased                                      (13,697,551)                           (14,804,094)
                                                                      --------------                         --------------
Increase (decrease) in Capital
  Stock outstanding                                                       (4,549,866)                            11,790,161
                                                                      ==============                         ==============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         Year Ended March 31,
                                                             ----------------------------------------------------
                                                               2003       2002        2001       2000       1999
                                                             -------    -------     -------    -------    -------
Per share operating performance:

Net asset value at beginning of year                         $ 18.31    $ 13.87     $ 12.51     $ 14.67   $ 16.23
                                                             -------    -------     -------     -------   -------
Income from investment operations:

  Net investment income                                      $  0.35    $  0.25     $  0.49     $  0.32   $  0.56
  Net realized and unrealized gain (loss)
    on investment securities                                   (1.22)      4.44        1.43       (1.49)    (1.32)
                                                             -------    -------     -------     -------   -------

Total from investment operations:                            $ (0.87)   $  4.69     $  1.92     $ (1.17)  $ (0.76)
                                                             -------    -------     -------     -------   -------
  Dividends from net investment income                       $ (0.43)   $ (0.25)    $ (0.56)    $ (0.35)  $ (0.51)
  Distributions from net realized capital gains                    -          -           -       (0.64)    (0.29)
                                                             -------    -------     -------     -------   -------
Total distributions                                          $ (0.43)   $ (0.25)    $ (0.56)    $ (0.99)  $ (0.80)
                                                             -------    -------     -------     -------   -------
Net asset value at end of year                               $ 17.01    $ 18.31     $ 13.87     $ 12.51   $ 14.67
                                                             =======    =======     =======     ========  =======

Total investment return*                                       (4.82)%    34.03%      16.02%      (8.54)%   (4.71)%

Ratios/supplemental data:
Net assets at end of year (in thousands)                      $178,396  $275,345     $45,050      $55,096  $173,613
Ratio of expenses to average net assets                          1.54%     1.50%       1.87%        1.49%     1.42%
Ratio of net investment income to
  average net assets                                             2.06%     1.73%       2.79%        2.26%     3.67%
Portfolio turnover rate                                            39%       34%         37%          10%       36%


* Return is based on net asset value per share, adjusted for reinvestment of distributions.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The FPA Funds Trust (formerly the UAM Funds Trust) is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At March 31, 2003, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF INVESTMENT SECURITIES

     Cost of purchases and cost of sales of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $65,590,691 and $113,480,466, respectively, for the year ended March 31, 2003. Realized gains or losses are based on the specific-certificate identification method. The cost of investment securities (excluding securities sold short) held at March 31, 2003 for federal tax purposes was $152,144,879. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at March 31, 2003 for federal income tax purposes was $17,057,017 and $17,625,671, respectively.

NOTE 3 - ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, on October 21, 2002, the Adviser commenced providing financial services to the Trust. The Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the year ended March 31, 2003, the Fund paid aggregate fees of $28,126 to all Trustees who are not affiliated persons of the Adviser.

NOTE 4 - SECURITIES SOLD SHORT AND OPTIONS

     The Fund maintains cash deposits in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. The dividends on securities sold short are reflected as short sale dividend expense.

     During the year ended March 31, 2003, the Fund participated in writing covered call options. The Fund's option activity is as follows:

                               CONTRACTS PREMIUMS

Options outstanding at 3/31/02       -          -
Options written during the year     271     $64,475
                                    ---     -------
Options outstanding at 3/31/03      271     $64,475

NOTE 5 - ADMINISTRATIVE SERVICES

     SEI Investments Mutual Funds Services, (the "Administrator" or "SEI") provided the Trust with certain legal, accounting, and shareholder services for an annual fee of 0.093% of the average daily net assets of the Fund and an annual base fee of no more than $54,500. The Administrator may, at its sole discretion waive all or a portion of the fees.

     PBHG Shareholder Servicing Center ("PBHGSSC") formerly UAM Shareholder Service Center, provided shareholder services to the Trust. The Trust paid PBHGSSC $8,250 for the first operational class of a fund plus $2,750 for each additional class of a fund and $33 per account. The services provided by SEI and PBHGSSC were terminated on October 21, 2002 (See Note 7).

NOTE 6 - DISTRIBUTOR

     Funds Distributor, Inc. acted as distributor for the Trust and received no fees for distribution services during the period April 1, 2002 through October 21, 2002. Effective October 21, 2002, FPA Fund Distributors, Inc.
("Distributor"), a wholly owned subsidiary of the Adviser became the Trust's distributor.

     The Distributor will continue to pay its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 - CHANGE IN SERVICE PROVIDERS

     On October 21, 2002, the Trust changed providers of other services, most significantly Boston Financial Data Services, Inc., as shareholder service agent and State Street Bank and Trust Company as custodian and transfer agent. See the back page of this report for a complete list of current service providers to the Trust and the Fund.

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

     We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of FPA Crescent Fund, for the year ended March 31, 2002 and financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated May 3, 2002, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 2003 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2003, and the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP


Los Angeles, California
May 9, 2003

                         TRUSTEE AND OFFICER INFORMATION


                                  POSITION(S)                                       PORTFOLIOS IN
                                  WITH TRUST/          PRINCIPAL OCCUPATION(S)       FUND COMPLEX    OTHER
     NAME, AGE & ADDRESS          YEARS SERVED         DURING THE PAST 5 YEARS        OVERSEEN       DIRECTORSHIPS
     -------------------          ------------         -----------------------        --------       -----------
Willard H. Altman, Jr. - (67)      Trustee+          Retired.  Formerly, until 1995,      6
11400 W. Olympic Blvd., #1200      Years             Partner of Ernst & Young LLP.
Los Angeles, CA  90064             Served:
                                   LESS THAN 1

Alfred E. Osborne, Jr. - (58)      Trustee+          Director of Harold Price Center       3           Investment Company
11400 W. Olympic Blvd., #1200      Years             for Entrepreneurial Studies and                   Institute, K2 Inc.,
Los Angeles, CA  90064             Served:           Associate Professor of Business                   Nordstrom, Inc., E*
                                   LESS THAN 1       Economics at The John E. Anderson                 Capital Corporation,
                                                     Graduate School of Management at                  Equity Marketing
                                                     UCLA.                                             Inc., and WM Group of
                                                                                                       Funds.

A. Robert Pisano - (60)            Trustee+          National Executive Director and        3          Coppola Group, State
11400 W. Olympic Blvd., #1200      Years             Chief Executive Officer of the                    Net, NetFlix.com,
Los Angeles, CA  90064             Served:           Screen Actors Guild. Formerly,                    Resources Connection
                                   LESS THAN 1       until 1999, Vice Chairman and                     and the Motion
                                                     Director of Metro-Goldwyn-Mayer,                  Picture and
                                                     Inc.                                              Television Fund.

Lawrence J. Sheehan - (70)         Trustee+          Of counsel to, and partner (1969       5
11400 W. Olympic Blvd., #1200      Years             to 1994) of, the law firm of
Los Angeles, CA  90064             Served:           O'Melveny & Myers LLP, legal
                                   LESS THAN 1       counsel to the Fund.

Steven Romick - (40)               Trustee,+         Senior Vice President of the           1
11400 W. Olympic Blvd., #1200      President &       Adviser.
Los Angeles, CA  90064             Chief
                                   Investment
                                   Officer
                                   Years
                                   Served:
                                   LESS THAN 1

Eric S. Ende - (58)                Vice President    Senior Vice President of the           3
11400 W. Olympic Blvd., #1200      Years             Adviser.
Los Angeles, CA  90064             Served:
                                   LESS THAN 1

J. Richard Atwood - (42)           Treasurer         Principal and Chief Operating                     First Pacific
11400 W. Olympic Blvd., #1200      Years             Officer of the Adviser.                           Advisors,
Los Angeles, CA  90064             Served:           President and Chief                               Inc. and FPA Fund
                                   LESS THAN 1       Executive Officer of FPA Fund                     Distributors, Inc.
                                                     Distributors, Inc.

Sherry Sasaki - (48)               Secretary         Assistant Vice President and
11400 W. Olympic Blvd., #1200      Years             Secretary of the Adviser
Los Angeles, CA  90064             Served:           and Secretary of FPA
                                   LESS THAN 1       Fund Distributors, Inc.

Christopher H. Thomas - (46)       Assistant         Vice President and Controller of                  FPA Fund
11400 W. Olympic Blvd., #1200      Treasurer         the Adviser and of FPA Fund                       Distributors, Inc.
Los Angeles, CA  90064             Years             Distributors, Inc.
                                   Served:
                                   LESS THAN 1

+ Trustees serve until their resignation, removal or retirement.

                                FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP:  30254T759
WEBSITE: www.fpafunds.com

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.